SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 4, 2004

JOHN B. SANFILIPPO & SON, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19681	36-2419677

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2299 Busse Road, Elk Grove Village, Illinois	60007

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 847-593-2300

(Former Name or Former Address, if Changed Since Last Report)

John B. Sanfilippo & Son, Inc. (the “Registrant”) submits the following information:

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

     The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

ITEM 9. Regulation FD Disclosure

On August 4, 2004, the Registrant made the presentation filed as an exhibit hereto at the Adams, Harkness & Hill Summer Seminar in Boston.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC.
Date: August 11, 2004	By:	/s/ Michael J. Valentine
Michael J. Valentine
Executive Vice President Finance, Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation at the Adams, Harkness & Hill Summer Seminar in Boston